Segment Reporting (Details)	6 Months Ended
Jun. 30, 2026 Segment
Segment Reporting [Abstract]
Description of CODM	The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer
Operating segment	1